EXHIBIT 32.1

Certifications Furnished Pursuant to Section 906 of the Sarbanes - Oxley Act of 2002

I, Donald J. Trinagli, Executive Chairman of Cartesian, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 10-K of the Company for the annual period ended December 30, 2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY:	/s/ DONALD J. TRINGALI
EXECUTIVE CHAIRMAN

Date: March 30, 2018

I, Dermod Ranaghan, Chief Financial Officer of Cartesian, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 10-K of the Company for the annual period ended December 30, 2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY:	/s/ DERMOD RANAGHAN
CHIEF FINANCIAL OFFICER

Date: March 30, 2018